Exhibit 21.1

LIST OF SUBSIDIARIES

Morgans Group LLC

Morgans Holdings LLC

Morgans Hotel Group Management LLC

Morgans Hotel Group U.K. Management Limited

Morgans Newco Limited

Morgans/Delano Pledgor LLC

Morgans/LV Investment LLC

Morgans/LV Management LLC

1100 West Holdings II, LLC

1100 West Holdings LLC

1100 West Properties LLC

43RD Restaurant LLC

495 ABC License LLC

495 Geary LLC

58th Street Bar Company LLC

Ames Court Street Mezz LLC

Ames Court Street LLC

Ames Court Street Hotel LLC

Beach Hotel Associates LLC

Cape Soho Hotel, LLC

Cedar Hotel Holdings LLC

Cedar Hotel LLC

Clift Holdings LLC

Collins Hotel Associates Mezz LLC

Christopher Hotel Holdings LLC

Hard Rock Hotel Holdings, LLC

Hard Rock Hotel Inc.

Henry Hudson Holdings LLC

Henry Hudson Senior Mezz LLC

Historic Ames Building Credit JV

Historic Ames Building Credit LLC

Historic Ames Building LLC

Historic Ames Building Mezz LLC

Hudson Leaseco LLC

Hudson Managing Member LLC

Hudson Pledgor LLC

Hudson Residual Interests Inc.

Investment Interest Holdings III LLC

Madison Bar Company LLC

MC South Beach LLC

MHG 1 Court Investment, LLC

MHG 150 Lafayette Investment LLC

MHG Capital Trust I

MHG Mexico LLC

MHG Mexico Management S. de R.L. de C.V

MHG North State Street Investment LLC

MHG PR Investment LLC

MHG PR Member LLC

MHG Puerto Rico Management LLC

MHG Scottsdale Holdings LLC

MHG South America LLC

MHG St. Barths Investment LLC

Mondrian Holdings LLC

Mondrian Miami Capital LLC

Mondrian Miami Investment LLC

Mondrian Scottsdale Mezz Holding Company LLC

Mondrian Senior Mezz LLC

Newco London City Limited

Normandy Morgans Ames AHP LLC

Philips South Beach LLC

RMF Capital LLC

Royalton Europe Holdings LLC

Royalton LLC

Royalton London LLC

Royalton Pledgor LLC

Royalton UK Development Limited

SC Collins LLC

SC Geary LLC

SC London LLC

SC London Limited

SC Madison LLC

SC Morgans/Delano LLC

SC Restaurant Company LLC

Shore Club Holdings, LLC

Sochin Realty Managers, LLC

Sochin Downtown Realty, LLC

WC Owner LLC

TLG Acquisition LLC

DDD Holdings, LLC

HHH Holdings, LLC

Bella Lounge, LLC

CBL Management, LLC

BNC Entertainment, LLC

Ink & Drink, LLC

Fix Management, LLC

The Light Group LLC

Diablo’s Cantina, LLC

City Bar, LLC

Dancing Monkey, LLC

Yellowtail Restaurant, LLC

REV Management, LLC

LGD Management, LLC

City Club, LLC

Cranberry Restaurants, LLC

Bare Pool Management, LLC

City Lounge, LLC

Club Jungle Management, LLC

City Restaurant, LLC

City Entertainment, LLC

MC Steak, LLC